EXHIBIT 99.1

Heritage Oaks Bancorp Completes Acquisition of Mission Community Bancorp

PASO ROBLES, Calif., March 4, 2014 (GLOBE NEWSWIRE) -- Heritage Oaks Bancorp (Nasdaq:HEOP) (the "Company"), the holding company for Heritage Oaks Bank (the "Bank"), announced that it completed the acquisition of Mission Community Bancorp ("Mission Community") on February 28, 2014 as planned. With the completion of the merger, Heritage Oaks Bank now has approximately $1.6 billion in assets and operates 17 full service branches from Paso Robles to Santa Barbara, as well as loan production offices in Goleta and Oxnard. Simone Lagomarsino, President and CEO of the Company and the Bank, said "The merging of Mission Community Bank into Heritage Oaks Bank combines the best features of two long-time community banks into the largest community bank headquartered on the Central Coast of California. Over the next six months we will consolidate several of the branches and complete the integration of the two banks, which will position Heritage Oaks well for future growth and profitability."

The Company also announced that two new Directors, Howard N. Gould and Stephen P. Yost, have been appointed to the Board of Directors of the Company and of the Bank, effective March 10, 2014. Messrs. Gould and Yost join the Board as previously announced under the terms of the Company's acquisition of Mission Community, where they served on the Mission Community Board of Directors.

Mr. Gould served on the Board of Directors of Mission Community since 2008. Mr. Gould has served as the Vice Chairman of Carpenter & Company since 2005, and as a Managing Member of Carpenter Community BancFunds, which is now a major shareholder of the Company as a result of the merger with Mission Community. He has also served as a Director of Bridge Capital Holdings, Inc., San Jose, California since 2008. Mr. Gould served as Vice Chairman and Chief Operating Officer of United California Bank, formerly one of California's largest banks, and he has held numerous bank director positions. He formerly served under two Governors as Commissioner of the California Department of Financial Institutions

Mr. Yost served on the Board of Directors of Mission Community since 2010. He has extensive banking experience, currently serving as the principal at Kestrel Advisors, a credit risk management consulting company and on the boards of two other banks. He also formerly served as Chief Credit Officer at Comerica Bank.

Michael J. Morris, Chairman of the Company and the Bank said, "I am delighted that Howard and Stephen are joining our Board. Their deep banking and financial services industry experience will serve us well."

The Company also announced that Director Lawrence Ward has notified the Company and the Bank that he will retire from their boards effective May 28, 2014 with the title of Director Emeritus. Director Ward joined the Company and the Bank as director, President and Chief Executive Officer of the Company in 1993. In 2011, Mr. Ward retired as President and Chief Executive Officer of the Company after 18 years of service, and has continued to serve as a director since that time. Chairman Morris said, "I wish Larry all the best in his future endeavors. On behalf of all of us at Heritage Oaks Bank, we would like to thank Larry for his many years of service."

About Heritage Oaks Bancorp

With $1.6 billion in assets, Heritage Oaks Bancorp is the holding company for Heritage Oaks Bank. Heritage Oaks Bank has its headquarters and three branch offices in Paso Robles, San Luis Obispo and Santa Maria, two branch offices in Arroyo Grande and Atascadero, single branch offices in Cambria, Templeton, Morro Bay, and Santa Barbara as well as loan production offices in Goleta and Ventura/Oxnard. Heritage Oaks Bank conducts commercial banking business in the counties of San Luis Obispo, Santa Barbara, and Ventura. Visit Heritage Oaks Bancorp on the Web at www.heritageoaksbancorp.com. By including the foregoing website address, Heritage Oaks Bancorp does not intend to and shall not be deemed to incorporate by reference any material contained therein.

Forward Looking Statements

This press release contains "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward looking statements to be covered by the safe harbor provisions for forward looking statements. All statements other than statements of historical fact are "forward looking statements" for purposes of federal and state securities laws, including, but not limited to, statements about anticipated future operating and financial performance, financial position and liquidity, business prospects, strategic alternatives, business strategies, regulatory and competitive outlook, investment and expenditure plans, capital and financing needs and the availability of merger and divestiture opportunities, plans and objectives of management for future operations, and other similar forecasts and statements of expectation and statements of assumptions underlying any of the foregoing. Words such as "will likely result," "aims," "anticipates," "believes," "could," "estimates," "expects," "hopes," "intends," "may," "plans," "projects," "seeks," "should," "will," and variations of these words and similar expressions are intended to help identify forward‐looking statements.

Forward looking statements are based on the Company's current expectations and assumptions regarding its business, the regulatory environment, the economy and other future conditions. Forward looking statements are subject to a number of risks and uncertainties that could cause the Company's actual results to differ materially and adversely from those contemplated by the forward looking statements. The Company cautions you against relying on any of these forward looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward looking statements, include the following: the uncertainty as to whether the financial crisis in the United States has fully been resolved, including the continuing relative softness in the California real estate market, and the response of federal and state government and our regulators thereto; credit quality deterioration or a reduction in real estate values causing an increase in the allowance for credit losses and a reduction in net earnings; a decline in general economic conditions in those areas in which the Company operates; competitive pressure among depository institutions; fluctuations in interest rates and the possibility that a change in the interest rate environment may reduce net interest margins; changes in the Company's business strategy or development plans; the Company's ability to effectively integrate Mission Community Bancorp; changes in governmental regulation; changes in the credit quality of our loan portfolio; economic, political and global changes arising from the war on terrorism, social unrest and other civil disturbances; the Company's ability to increase profitability and sustain growth; asset/liability re-pricing risks and liquidity risks; the Company's beliefs as to the adequacy of its existing and anticipated allowance for loan and lease losses; the threat and impact of cyber-attacks on our and our third party vendors information technology infrastructure; environmental conditions, including natural disasters such as earthquakes, droughts, landslides and wildfires, may disrupt business, impede operations, or negatively impact the values of collateral securing loans; and financial policies of the United States government.

Additional information on these risks and other factors that could affect operating results and financial condition are detailed in reports filed by the Company with the U.S. Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2013, filed by the Company with the U.S. Securities and Exchange Commission on March 4, 2014. Forward looking statements speak only as of the date they are made, and the Company does not undertake to update forward looking statements to reflect circumstances or events that occur after the date the forward looking statements are made, whether as a result of new information, future developments or otherwise, and specifically disclaims any obligation to revise or update such forward looking statements for any reason, except as may be required by law.

CONTACT: Simone Lagomarsino, (805) 369-5260;
         slagomarsino@HeritageOaksBank.com